V-ONE CORPORATION

                             SHARES OF COMMON STOCK

                            PLACEMENT AGENT AGREEMENT

      THE PLACEMENT AGENT AGREEMENT (the "AGREEMENT") is entered into as of the date set forth on the signature page hereof by and between V-ONE Corporation, a Delaware corporation (the "COMPANY"), and LaSalle St. Securities, Inc., an Illinois corporation (the "PLACEMENT AGENT").

      The Company proposes to offer and sell solely to "accredited investors" as such term is defined in Regulation D ("REGULATION D") promulgated under the Securities Act of 1933, as amended (the "ACT"), upon the terms and subject to the conditions set forth in the accompanying form of subscription agreement (the "SUBSCRIPTION AGREEMENT") attached as an exhibit to the Offering Memorandum (as defined below), shares ("SHARES") of the Company's common stock, par value $0.001 per share ("COMMON STOCK"), at the prevailing closing bid price for the Shares on the Nasdaq National Market on the day of the Closing of this placement (as defined below), but in no event less than $1.625 per Share (the "OFFERING PRICE"), such that the gross sale proceeds raised is at least $3,600,000. The Company has reserved the right to sell additional Shares with additional gross sale proceeds of no more than $2,400,000 on the same terms set forth above in the event this Offering is oversubscribed (the "OVER SUBSCRIPTION OPTION"). An investor must purchase a minimum of $100,000 of the Common Stock; however, this requirement may be waived by the Company in its sole discretion. All Shares are offered subject to the right of the Company to reject any subscription for Shares in whole or in part for any reason whatsoever or to sell to any prospective investor less than the number of Shares subscribed for by such prospective investor and subject to certain other conditions. This transaction is referred to herein as the "OFFERING."

      The Company has determined to use the services of the Placement Agent as its exclusive agent to solicit subscriptions for the Shares on a "best efforts" basis through the earlier of (a) October 26, 1998; or (b) the sale of all Shares offered, which period can be extended upon agreement of the Company and the Placement Agent to November 20, 1998 without notice to investors (the "OFFERING PERIOD"). The Placement Agent hereby agrees to act in such capacity and to use its best efforts to find purchasers for the Shares in accordance with the terms and conditions of this Agreement.

      Accompanying  this  Agreement  is a  copy  of the  Company's  Confidential
Private Placement Memorandum and the subscription documents (including a Purchaser Representative Questionnaire) attached as an exhibit thereto (the "SUBSCRIPTION DOCUMENTS") and prepared for use in conjunction with the offer and sale of the Shares. Investors who subscribe for the Shares (the "SUBSCRIBERS") will be required to complete the Subscription Documents and execute the Subscription Agreement forming a part thereof. Such Confidential Private Placement Memorandum dated October 9, 1998 (and its exhibits) together with the Subscription Documents is herein called the "OFFERING MEMORANDUM," except that, if the Confidential Private Placement Memorandum shall be supplemented or amended as herein provided, the term "OFFERING MEMORANDUM" shall refer, from and after the supplement or amendment has been delivered to the Placement Agent, to the Subscription Documents and the Confidential Private Placement Memorandum and the exhibits thereto as so amended or supplemented.

            1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent that:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has the power and authority to carry on its business as conducted or proposed to be conducted by it and to hold title to its property, which business and property is described in the Offering Memorandum. The Company has the corporate power and authority to execute and deliver this Agreement, to conduct such business and to perform its obligations hereunder and consummate the transactions contemplated by each set of Subscription Documents tendered by a Subscriber that is accepted by the Company.

            (b) When (i) the Company has received payment for subscriptions in accordance with the provisions of the Subscription Documents and the Offering Memorandum and (ii) certificates evidencing the Shares have been issued to the respective Subscribers therefor, the Shares will be validly issued, fully paid and non-assessable.

            (c) As of the date of the Offering Memorandum and to the best of the Company's knowledge after due inquiry, the Offering Memorandum does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) Except as disclosed in the Offering Memorandum, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against or affecting the Company which could prevent or interfere with or adversely affect the execution and delivery by the Company of this Agreement or the performance by the Company of its obligations hereunder or the offering, issuance and sale of the Shares, or which, individually or in the aggregate, would have a material adverse effect on the value of the assets or the operation of the business of the Company.

            (e) Except as otherwise disclosed in the Offering Memorandum, all requisite authorizations, approvals or orders from any court, governmental or regulatory official or body necessary to permit the Company to conduct its business as described in the Offering Memorandum will have been obtained or are in the process of being applied for prior to the Closing Date (as hereinafter defined). All requisite authorizations, approvals or orders from any court or any governmental or regulatory official or body necessary for the consummation by the Company of the transactions contemplated by this Agreement will have been obtained or are in the process of being applied for prior to the Closing Date; PROVIDED, HOWEVER, that the Company (i) shall file the Registration Statement contemplated by Section 8 of the Subscription Agreement forming part of the Subscription Documents within the time period contemplated by such section, (ii) shall file an additional listing application with Nasdaq National Market regarding the Shares and the Underlying Shares (as hereinafter defined) within 15 days of the Closing Date and (iii) shall file any documents required by federal or state securities laws or the securities laws of foreign jurisdictions either before or after the Closing Date as required by the laws of such jurisdictions.

            (f) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except that (i) such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) the indemnification provisions of this Agreement may be held to violate public policy (under either federal or state law) in the context of the offer or sale of securities.

            (g) The Company's execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under (i) the Company's articles of incorporation or by-laws,
(ii) any material agreement, indenture or instrument by which the Company is bound (except to the extent such conflict, breach or default would not have a material adverse effect on the value of the assets or the operation of the business of the Company), or (iii) any law, administrative regulation or court decree (except to the extent such conflict, breach or default would not have a material adverse effect on the value of the assets or the operation of the business of the Company).

            (h) It is the Company's present intention to utilize the proceeds from the sale of the Shares substantially in the manner set forth in the Offering Memorandum. Further, the Company has no present intention to make any material changes in its business as described in the Offering Memorandum.

            (i) The Company represents and warrants that the financial statements of the Company contained on the Exhibits to the Offering Memorandum have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and present fairly the financial position of the Company as of the date indicated. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) have been made which are considered necessary for a fair presentation of such information for the periods presented. Except for the transactions contemplated by the Offering Memorandum, there has been no material adverse change in the condition of the Company, financial or otherwise, from that set forth in the Offering Memorandum.

            (j) On the date hereof, and at the Closing Date, the Company is not or will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (k) Neither the Company nor any of its affiliates have received or are entitled to receive, directly or indirectly, any compensation or other benefit in connection with the Offering including, but not limited to, any commission or similar fee, except as described in the Offering Memorandum.

            (l) The Company has not paid or awarded, and will not pay or award, directly or indirectly, any commission or other compensation to any person engaged to render investment advice to a potential purchaser of the Shares as an inducement to advise the purchase of the Shares, except as such commissions or other compensation may be paid or awarded to the Placement Agent in accordance with this Agreement in connection with the sale of the Shares as described in the Offering Memorandum.

            (m) Any written or oral information provided to prospective purchasers of Shares by authorized representatives of the Company other than the Placement Agent ("AUTHORIZED PERSONS") will not contain any untrue statement of a material fact or, when taken together with the information set forth in the Offering Memorandum, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (n) The sale of the Shares has been duly and validly authorized by the Company. There are no outstanding options, warrants or other rights to purchase or otherwise acquire any Shares of the Company or any security convertible into such Shares, except as described in the Offering Memorandum.

            (o) None of the Company or, to the Company's knowledge, any of its current directors or officers:

                  (i) would be required to make any disclosure required pursuant to Items 103 or 401(f) of Regulation S-K with respect to such person that has not previously been made in a filing by the Company with the Securities and Exchange Commission ("COMMISSION");

                  (ii) is subject to a United States Postal Service false representation order entered within five years prior to the date hereof; or is subject to a restraining order or preliminary injunction entered under Section 3007 of title 39, United States Code, with respect to any conduct alleged to constitute postal fraud;

                  (iii) has been or has been named as an underwriter of any securities covered by any registration statement which is the subject of any pending proceeding under Section 8 of the Act, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date hereof; or

                  (iv) has filed a registration statement that is the subject of
      a  currently   effective  stop  order  entered  pursuant  to  any  state's securities law within five years prior to the date hereof.

            (p) Other than the Placement  Agent,  the Company has not contracted with any person to act as a finder or investment adviser in connection with these transactions described herein and the Company agrees to indemnify the Placement Agent with respect to any claim for such a finder's fee in connection with the Offering. No current director or owner of more than 10% of the Company's outstanding shares of Common Stock (other than Kern Capital Management, LLC and Advantage Fund II Ltd., of which the Company has no knowledge) is a member of a broker-dealer registered with the National Association of Securities Dealers, Inc. (the "NASD") or an employee or associated member of a broker-dealer registered with the NASD.

            (q) On the date hereof and at the Closing Date, the Company will not be disqualified pursuant to Rule 507(a) of Regulation D from relying on the exemption contained in Rule 506 of Regulation D.

            (r) The Company is not:

                  (i) currently subject to any state administrative enforcement order or judgment entered by that state's securities administrator within five years prior to the date hereof or subject to any state's administrative enforcement order or judgment in which fraud or deceit, including but not limited to making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within five years prior to the date hereof; or

                  (ii) subject to any state's administrative enforcement order or judgment that prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities.

            2. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT. The Placement Agent hereby represents, warrants and agrees with the Company that:

            (a) The Placement Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with the corporate power and authority to conduct its business, to execute and deliver this Agreement, and to perform the obligations contemplated herein.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the valid, binding and enforceable agreement of the Placement Agent, except to the extent that (i) such enforcement may be subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (ii) the indemnification provisions of this Agreement may be held to violate public policy (under either federal or state law) in the context of the offer or sale of securities.

            (c) The Placement Agent's execution and delivery of this Agreement, and the performance of its obligations hereunder, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, its articles of incorporation or bylaws, any agreement or instrument to which it is a party or by which it is bound, or any judgment, decree, order or, to its knowledge, any statute, rule or regulation applicable to Placement Agent.

            (d) As of the date of the Offering Memorandum, the information contained in the Offering Memorandum relating to the Placement Agent, if any, does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) The Placement Agent is (i) a broker-dealer duly registered pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"); (ii) a member in good standing of the NASD; and (iii) duly registered as a broker-dealer under the applicable statutes and regulations of each state in which the Shares will be offered and sold, except (A) such states or other jurisdictions in the United States in which the Placement Agent is exempt from registration or such registration is not otherwise required and (B) such jurisdictions where the Shares will be offered and sold outside of the United States, in which jurisdictions the Shares will be offered and sold through broker-dealers duly registered under the applicable laws of such jurisdictions who are selected by the Placement Agent to offer and sell the Shares in such jurisdictions. The Placement Agent will maintain all its registrations as well as those of each individual who participates in the offer or sale of the Shares as the Placement Agent's agent or registered representative, in good standing throughout the Offering Period and the Placement Agent will comply with all statutes and other requirements of law applicable to it with respect to its brokerage activities within those jurisdictions. To the extent required by applicable law, any individual who participates in the offer or sale of the Shares as the Placement Agent's agent or registered representative will be duly registered as a registered representative or principal of the Placement Agent pursuant to the provisions of the NASD rules.

            (f) Neither Placement Agent nor any of its directors or officers nor any beneficial owner of 10% or more of any class of its equity securities, nor any of their respective affiliates (nor any other person serving in a similar capacity):

                  (i) has been convicted within ten years prior to the date hereof of any crime or offense involving the purchase or sale of any security, involving the making of a false statement with the Commission, or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;

                  (ii) is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five years prior to the date hereof, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the
      Commission or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer or investment adviser;

                  (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940;

                  (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission constituting conduct inconsistent with just and equitable principles of trade;

                  (v) is subject to a United States Postal Service false representation order entered within five years prior to the date hereof; or is subject to a restraining order or preliminary injunction entered under Section 3007 of title 39, United States Code, with respect to any conduct alleged to constitute postal fraud;

                  (vi) has been or has been named as an underwriter of any securities covered by any registration statement which is the subject of any pending proceeding or examination under Section 8 of the Act, or is the subject of any refusal order or stop order entered thereunder within five years prior to the date hereof;

                  (vii) has taken or failed to take any other act or are subject to any other order or proceedings, that would make unavailable any limited offering exemption from registration or qualification requirements of federal or state securities laws;

                  (viii) has filed a registration statement that is the subject of a currently effective stop order entered pursuant to any state's securities law within five years prior to the date hereof;

                  (ix) has been convicted within five years prior to the date hereof of any felony or misdemeanor in connection with the offer, purchase or sale of any security or any felony involving fraud or deceit, including but not limited to forgery, embezzlement, obtaining money under false pretenses, larceny or conspiracy to defraud;

                  (x) is currently subject to any state administrative enforcement order or judgment entered by that state's securities administrator within five years prior to the date hereof or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including but not limited to making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within five years prior to the date hereof;

                  (xi) is subject to any state's administrative enforcement order or judgment that prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

                  (xii) is currently subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment or decree of any court of competent jurisdiction permanently restraining or enjoining, such party from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state entered within five years prior to the date hereof.

            3. SALE OF THE SHARES BY THE PLACEMENT AGENT. The Company and the Placement Agent hereby agree as follows:

            (a) The Offering will be made solely to accredited investors to whom the Placement Agent has furnished copies of the Offering Memorandum and in reliance upon the exemption from registration under Section 4(2) of the Act and the provisions of Rule 506 of Regulation D, and as permitted in the jurisdictions in which the Shares are to be offered. The Placement Agent shall make reasonable inquiry to determine whether an accredited investor is purchasing for its own account or if it is purchasing for the account of others. In the case of any purchaser acting on behalf of others, the Placement Agent shall require such other persons(s) to complete the Subscription Documents.

            (b) The Company hereby appoints the Placement Agent as its exclusive selling agent to solicit prospective purchasers of the Shares and as such to effect sales of the Shares, on a best efforts basis, for the Company during the period commencing with the date of the Offering Memorandum and ending on the Closing Date. Notwithstanding the foregoing, the Placement Agent is not acting as a selling agent with respect to any sale of the Shares to any existing shareholder of the Company. The Company may not terminate the Placement Agent's agency hereunder other than upon the Placement Agent's failure to perform its obligations hereunder in a material respect, upon the Placement Agent's material breach of any of its representations and warranties contained herein or upon the Placement Agent's gross negligence or willful misconduct. Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Placement Agent accepts such appointment and agrees to use its best efforts to find prospective purchasers for the Shares in accordance with the terms and conditions of this Agreement.

            (c) Each person desiring to purchase Shares (a "SUBSCRIBER") will be required to complete and execute the Subscription Documents. Each Subscriber will deliver payment by check payable to the order of "LaSalle National Bank Escrow Agent for V-ONE Corporation" or by wire transfer, in the amount of the aggregate purchase price of the Shares subscribed for, to the Escrow Agent (as hereinafter defined). Each Subscriber will return to the Placement Agent such Subscription Documents together with such check (or wire transfer) and any other documents that may be required under state or foreign securities laws or by the Company. Neither the Placement Agent nor any investment adviser is permitted to sign any Subscription Documents for any Subscriber. The Placement Agent will ascertain that each set of Subscription Documents submitted by a Subscriber has been completed and executed by such Subscriber, and Placement Agent will then forward such Subscription Documents, such other documents and a copy of such check or information regarding such wire transfer to the Company and shall forward such check and a copy of such Subscription Documents and other documents to LaSalle National Bank, Chicago, Illinois (the "ESCROW AGENT").

            (d) The Placement Agent shall transmit all checks and Subscription Documents to the Escrow Agent by the end of the next business day following receipt by the Placement Agent. Transmittal of the Subscription Documents and the other information described in Section 3(c) to the Company will be effected in accordance with the same timetable.

            (e) Upon receipt of a Subscriber's Subscription Documents, the Company will determine promptly whether it wishes to accept the Subscriber as a holder of Shares in the Company, it being understood that the Company reserves the right to reject the tender of any Subscription Documents before the end of the second business day following the Company's receipt of the Subscription Documents, and to reject all tenders after the $3,600,000 in gross sale proceeds have been raised (subject to the Company's right to raise an additional
$2,400,000 as previously described); PROVIDED, HOWEVER, that any acceptance by the Company is subject to the fulfillment of all of the terms and conditions relating to the Offering contained in this Agreement and the Offering Memorandum, and that any failure by the Company to expressly reject a tender of Subscription Documents shall not be deemed to constitute an acceptance thereof. Should the Company determine to reject a tender, it will promptly notify the Escrow Agent and the Placement Agent of such determination. The Placement Agent will notify the Subscriber of such determination, and the Escrow Agent will issue and mail (or wire transfer) to the Subscriber, a check in an amount equal to the tendered subscription amount for the Shares by noon of the business day following the day that the Company indicates to the Escrow Agent that the tender has been rejected.

            (f) Pending the Closing, all payments received and accepted from Subscribers, will be deposited in an escrow account (the "ESCROW ACCOUNT") with the Escrow Agent. However, mere deposit of a check or receipt of a wire transfer will not constitute acceptance by the Company of Subscription Documents. Such funds may be temporarily invested only in investments described in the Escrow Agreement ("ESCROW AGREEMENT") dated the date hereof among the Company, the Placement Agent and the Escrow Agent. Prior to the Closing, the Company will have no right to obtain any funds from the Escrow Agent. The right of the Company to receive funds, including any interest on the funds, at the Closing is subject to fulfillment of the conditions specified in Section 8 hereof. Funds, including any interest on the funds, will be made available to the Company at the Closing.

            (g) Prior to the Closing or termination of the Offering, the Company shall from time to time amend the Offering Memorandum in order to update the information contained therein as follows, and the Placement Agent shall cooperate with the Company in connection with any amendments thereto. In such event, the Company promptly will notify the Placement Agent by telephone, promptly confirmed in writing by telecopy, to suspend solicitation of offers to purchase Shares, and, if so notified by the Company, the Placement Agent shall forthwith suspend such solicitation and cease using the Offering Memorandum until such time as the Company advises that solicitation may be resumed. If requested to do so by the Company, the Placement Agent shall also provide such amended or supplemented Offering Memorandum to each Subscriber who has previously submitted Subscription Documents and offer such Subscriber the opportunity to revoke its subscription for Shares. If, in connection therewith, the Company shall, with the cooperation of the Placement Agent, decide to amend or supplement the Offering Memorandum, the Company (i) will advise the Placement Agent promptly by telephone (with confirmation in writing by telecopy), (ii) will prepare an amendment or supplement to the Offering Memorandum that will correct such untrue statement or omission or will make such other change as may be necessary, and (iii) will supply such amended or supplemented Offering Memorandum to the Placement Agent. If such amendment or supplement is satisfactory in all respects to the Placement Agent, the Placement Agent will resume the solicitation of offers to purchase Shares.

            (h) The Placement Agent (i) has not offered or sold and, prior to the expiration of the period of six months from the Closing Date (as hereinafter defined), will not offer or sell any Shares to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom, and (iii) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Shares to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on; and (iv) has complied and will comply with all securities laws in the United Kingdom and elsewhere in Europe in connection with the offering of Shares.

            (i) The Placement Agent acknowledges that the distribution of the Shares to purchasers in Ontario, Canada has not been qualified by a prospectus filed under the Securities Act (Ontario) and represents and agrees that (i) it has not offered or sold and will not offer or sell, directly or indirectly, the Shares to purchasers in Ontario except pursuant to an exemption from the prospectus filing requirement of the Securities Act (Ontario); (ii) it has complied and will comply with all applicable provisions of the Securities Act (Ontario) in connection with the offer and sale of the Shares in Ontario; and
(iii) it has distributed in Ontario documents relating to the distribution of the Shares only to persons eligible to purchase Shares pursuant to an exemption from the prospectus filing requirements of the Securities Act (Ontario).

            (j) The Placement Agent acknowledges that the distribution of the Shares to purchasers in Sweden has not been qualified by a prospectus filed under the Swedish Financial Instruments Trading Act (LAGEN OM HANDEL MED FINANSIELLA INSTRUMENT) and represents and agrees that it has complied and will comply with the Swedish Investment Firms Act (LAGEN OM VARDEPAPPERSRORELSE), the Financial Instruments Trading Act and all other applicable laws and regulations in respect of the offer and sale of Shares in Sweden.

            4. CLOSING DATE. The Company may hold a "CLOSING" of the Offering at any time after (i) subscriptions for the minimum of $3,600,000 in gross sale proceeds have been received and accepted, (ii) the Escrow Agent confirms that such proceeds constitute "collected funds" (as such term is defined in the Escrow Agreement), and (iii) all the conditions to the right of the Company to obtain funds as set forth in this Agreement, including Section 8 hereof, have been satisfied. On the date of the Closing ("CLOSING DATE") (A) the Company and the Placement Agent shall jointly notify the Escrow Agent to release the funds from the Escrow Account; (B) the Company will issue the Shares or instruct its transfer agent to issue the Shares to each person whose Subscription Documents have been accepted by the Company (individually, a "PURCHASER" and, collectively, the "PURCHASERS"); (C) counsel for the Company shall deliver its opinion to the Placement Agent as provided by Section 8 hereof; and (D) all accepted subscription amounts will be delivered to the Company. The Offering will expire on the earlier of (a) $6,000,000 in gross sale proceeds have been raised relating to the sale of Shares or (b) October 26, 1998, unless the Offering is extended to November 20, 1998, upon agreement of the Company and the Placement Agent, without notice to the prospective investors. Pending the Closing, each Subscriber's payment accompanying its Subscription Documents will be deposited in a segregated escrow account with the Escrow Agent.

            5. COMPENSATION. For the services of the Placement Agent in soliciting and obtaining purchasers of the Shares, the Company agrees to pay the Placement Agent at the Closing (as hereinafter defined), (i) a selling commission equal to eight percent (8%) of the aggregate gross sale proceeds received from the sale of Shares (the "SELLING COMMISSION"), plus an amount equal to one and one-half percent (1.5%) of the aggregate gross sale proceeds received from the sale of Shares ("EXPENSE ALLOWANCE"), as a nonaccountable expense allowance. In the event that the Offering is terminated for any reason by the Company other than a breach of the representations or warranties by the Placement Agent, the Company agrees to pay all accountable fees, costs and disbursements incurred and/or due and payable by Placement Agent and its legal counsel up to an amount, which shall not exceed $30,000. In the event the Offering is terminated by Placement Agent for any reason other than a breach of the representations or warranties by the Company, each party shall bear its own expenses relating to the Offering.

            (a) Upon the Closing, the Company will issue to the Placement Agent or its designees at a per Share exercise price equal to the greater of $2.125 and the Offering Price (the "WARRANT PRICE") a warrant ("AGENT WARRANT") entitling the Agent to purchase an aggregate of 50,000 shares of Common Stock. The Agent Warrant is exercisable at any time after one year from the initial closing of the Offering and shall expire, if not exercised, five (5) years from the date of the Closing (the "WARRANT EXERCISE TERM"). The Aggregate Warrant Price shall be payable by giving the Placement Agent the option to pay the exercise price either (i) by reducing the shares issuable upon exercise by such number of shares as the fair market value of which is equal to the exercise price for the number of shares to be exercised or (ii) by paying cash.

            (b) If, at any time during the Warrant Exercise Term, the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Act of any of its shares of Common Stock (other than on Form S-4 or Form S-8 or their then equivalents), the Company shall send to then holders ("HOLDERS") of the Agent Warrants and/or the shares of Common Stock then issued or issuable on exercise of the Agent Warrants ("UNDERLYING SHARES") written notice of such determination and, if within ten (10) days after receipt of such notice, one or more of such Holders shall so request in writing, the Company shall include in such Registration Statement all or any part of the Underlying Shares such Holders request to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Underlying Shares with respect to which such Holders have requested inclusion hereunder. Any exclusion of Underlying Shares shall be made pro rata among the Holders seeking to include Underlying Shares, in proportion to the number of Underlying Shares sought to be included by such Holders; PROVIDED, HOWEVER, that the Company shall not exclude any Underlying Shares unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and PROVIDED FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Underlying Shares shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. The obligations of the Company under this Section 5(b) may be waived by Holders holding a majority in interest of the Underlying Shares and shall expire with respect to a Holder when all of such Holder's Underlying Shares may be sold pursuant to Rule 144(k).

            (c) All reasonable expenses (other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions) incurred in connection with the Registration Statements described in Section 5(b), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; PROVIDED, HOWEVER, that each Holder shall bear the fees and out-of-pocket expenses of any legal counsel retained by such Holder.

            (d) The Selling Commissions and Expense Allowance will be paid on or promptly following the Closing.

            (e) The Placement Agent will not be entitled to a Selling Commission or the Expense Allowance with respect to any tendered Subscription Documents that are rejected by the Company or in which it is determined that the solicitation or obtaining of purchasers by the Placement Agent was made in violation of the securities laws of the United States or any state or other jurisdiction or this Agreement.

            6.     FURTHER AGREEMENTS OF THE COMPANY.

            (a) The Company covenants and agrees that it will pay or cause to be paid (i) all expenses, if any, in connection with the soliciting and obtaining of purchasers of the Shares including reasonable travel expenses in connection with investor presentations, and (ii) all expenses and fees in connection with the preparation, delivery and shipping of the Offering Memorandum (including the exhibits to the Offering Memorandum and any amendments or supplements thereto); PROVIDED, HOWEVER, that the Placement Agent shall be solely responsible for the payment of all of the fees and costs of its counsel.

            (b) The Company will furnish to the Placement Agent promptly as soon as the same shall be filed copies of all filings by the Company on Form D for the Offering.

            (c) For three years from the Closing Date, neither the Company nor any affiliate will utilize the names of Subscribers obtained by the Placement Agent for the purpose of solicitation, or contact such persons in connection with any other offering by the Company or an affiliate of the Company or other security by the Company or an affiliate of the Company, unless such person was originally introduced to the Placement Agent by the Company or an affiliate of the Company. Should the names of such persons be utilized contrary to the foregoing, the Company shall pay to the Placement Agent an amount equal to six percent (6%) of the amount invested by such persons in such other offering. This amount shall be due and payable upon the date such person's proceeds are invested.

            (d) The Company agrees that it will furnish or make available to the Placement Agent or the Placement Agent's counsel any and all documentation reasonably requested in connection with the Placement Agent's due diligence efforts regarding information in the Offering Memorandum.

            (e) The Company and all of its affiliates will not take any action in connection with the Offering which would cause the Offering not to comply with Section 4(2) of the Act and Regulation D.

            (f) The Company will not sell Shares to any person if the Company has reason to believe that material information supplied or representations or warranties made by that person are not fully accurate and unless immediately prior to making such sale the Company reasonably believes that such person is an "accredited investor" within the meaning of Section 501(a) of Regulation D.

            (g) The Company shall exercise reasonable care to assure the Subscribers are not underwriters within the meaning of Section 2(11) of the Act, shall take all actions required by Rule 502(d) of Regulation D and shall place a legend on each certificate which is provided to the purchasers stating that the Shares have not been registered under the Act and, where applicable, state securities laws, and setting forth or referring to the restrictions on transferability and sale of the Shares.

            (h) The Company shall make available to each offeree and any individual advising such offeree the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the Offering, and to obtain any additional information, to the extent that such information is in the possession of the Company or can be acquired by any of it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Offering Memorandum.

            (i) The Company will duly and timely file (i) with the Commission all required Form Ds with respect to the sale of the Shares and (ii) all forms required to be filed under applicable state securities laws and regulations and by the regulatory agencies charged with enforcement thereof.

            (j) The Company will notify the Placement Agent immediately upon receipt thereof and confirm the notice in writing of the issuance by the Commission or any state securities administrator of any order enjoining the sale of the Shares or of the initiation of any proceeding for that purpose. The Company will make every reasonable effort to prevent the issuance of any such order and, if any such order shall be issued, to obtain the lifting of the order at the earliest possible time.

            (k) For a period of two (2) years after the date of this Agreement, if the Company decides to retain the services of an investment banking firm, the Company will notify the Placement Agent about any Business Transaction (as hereinafter defined) and will consider the Placement Agent's proposal to act as the Company's agent for the Business Transaction. A "BUSINESS TRANSACTION" means any merger involving the Company or any of its subsidiaries, the acquisition by the Company or any of its subsidiaries of any entity or the assets thereof and the acquisition of the Company or any of its subsidiaries by another entity. The Company agrees to pay the Placement Agent compensation calculated in accordance with the Lehman formula if the Placement Agent introduces an acquisition or merger candidate to the Company and the acquisition or merger is consummated.

            7.     FURTHER AGREEMENTS OF THE PLACEMENT AGENT.

            (a) The Placement Agent hereby represents that it is currently, and will remain throughout the offering of Shares, a member in good standing of the NASD. The Placement Agent agrees that it will not allow commissions to be paid to any other broker-dealer, including foreign broker-dealers registered pursuant to the Exchange Act.

            (b) The Placement Agent agrees that it will accept subscriptions only from investors who have received a copy of the Offering Memorandum, who have fully completed and executed the appropriate Subscription Documents, and who the Placement Agent has reasonable grounds to believe, on the basis of information obtained from the Subscriber and any other information known by the Placement Agent, that the investor is an "accredited investor" as such term is defined in Regulation D. The Placement Agent will not give any information or make any representation in connection with the offering of the Shares other than those contained in the Offering Memorandum furnished by the Company. The Placement Agent agrees not to publish, circulate or use any other advertisement or solicitation material without the prior written approval of the Company or otherwise conduct the Offering in a manner which would be deemed to be general advertising or general solicitation or violate any federal or state securities laws applicable to the Offering.

            (c) The Placement Agent agrees that if and when the Company supplies it with copies of any supplement to the Offering Memorandum, the Placement Agent will affix such copies of such supplement to copies of the Offering Memorandum already in the Placement Agent's possession, and that thereafter the Placement Agent will only distribute Offering Memoranda containing such supplement and that the Placement Agent will accept subscriptions only from investors who have received a copy of the Offering Memorandum containing such supplement. The Placement Agent further agrees to comply with all instructions from the Company concerning the destruction of out-dated Offering Memoranda and the use of supplemented or amended Offering Memoranda.

            (d) The Placement Agent agrees to solicit Subscribers only in the states and other jurisdictions that have been approved in advance by the Company with any limitations described therein and in the states and jurisdictions in which the Placement Agent is licensed or qualified to make offers and sales of the Shares.

            (e) The Placement Agent and all of its affiliates will not take any action in connection with the Offering that would cause the Offering not to comply with Section 4(2) of the Act or Regulation D.

            (f) The Placement Agent will not sell Shares to any Person if the Placement Agent has reason to believe that material information supplied or representations or warranties made by that person are not fully accurate and unless immediately prior to making such sale the Placement Agent reasonably believes that such Person is an "accredited investor" within the meaning of
Section 501(a) of Regulation D.

            (g) The Placement Agent or any person acting on its behalf will not offer the Shares by means of any form of general solicitation or general advertising.

            8. CONDITIONS TO THE RIGHT OF THE COMPANY TO OBTAIN FUNDS. The right of the Company to obtain funds from the Escrow Agent on the Closing Date is subject to the accuracy of and compliance with the representations and warranties of the Company contained in Section 1 hereof as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company made pursuant to the provisions hereof, and to the following further conditions:

            (a) No order enjoining the sale of the Shares or of the initiation of any proceeding for that purpose will have been issued prior to the Closing Date and will be in effect at that date, and no proceedings for the issuance of such order will be pending or threatened at that date.

            (b) On the Closing Date, there will have been furnished to the Placement Agent the opinion of the counsel for the Company, dated as of the Closing Date, subject to such assumptions as such counsel will deem necessary to render such opinion, substantially to the effect that:

                  (i) the Company is a corporation organized under the laws of the State of Delaware and is validly existing as a corporation under such laws;

                  (ii) the sale and issuance of the Shares has been duly authorized by all necessary corporate action on the part of the Company. When subscriptions for the Shares have been accepted by the Company and payment in full has been received, the Shares will be duly authorized, validly issued, fully paid and nonassessable;

                  (iii) this  Agreement  has been duly and  validly  authorized, executed and delivered, by and on behalf of the Company and constitutes the valid and binding agreement, enforceable in accordance with its terms, of the Company; PROVIDED, HOWEVER, that the opinion as to enforceability of this Agreement may be subject to bankruptcy, insolvency, reorganization, moratorium, liquidation, receivership, fraudulent conveyance, fraudulent transfer or other similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application and PROVIDED FURTHER, HOWEVER, that such counsel need express no opinion as to the enforceability of any indemnification and contribution provisions contained in this Agreement;

                  (iv) to the knowledge of such counsel, the consummation of the transactions contemplated herein do not conflict with or result in a material breach of any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which the Company may be bound, or violate any order, rule or regulation applicable to the Company of any court or governmental body or administrative agency having jurisdiction over the Company;

                  (v) to the knowledge of such counsel, there is no litigation or governmental proceeding pending, threatened against or involving the property or business of the Company, which would materially and adversely affect the value of the assets or the operation of the business of the Company; and

                  (vi) based on the Company's and the Placement Agent's representations, warranties and covenants set forth in this Agreement, and the Purchasers' representations, warranties and covenants in the Subscription Documents, the Shares may be issued without registration under the Act. In addition, for purposes of rendering the opinions set forth in this Paragraph (vii), such counsel may assume that (A) all of the purchasers from the Company of the Shares will be "accredited investors" within the meaning of Rule 501 of Regulation D, (B) the offering of the Shares cannot be integrated with any other offering of securities by the Company, (C) neither the Company, the Placement Agent nor any person acting on its behalf has offered the Shares by means of any form of general solicitation or general advertising, (D) the limitations on resale of the Shares are implemented by the Company as required by Rule 502(d) of Regulation D, (E) the Company timely files a Form D and amendments thereto as required by Rule 503 of Regulation D, and (F) the Company is not disqualified from relying on Rule 506 of Regulation D pursuant to Rule 507(a) of Regulation D.

            (c) The representations and warranties of the Company herein will be true and correct in all material respects as of the Closing Date, as if made as of the Closing Date, and all agreements herein contained to be performed on the part of the Company at or prior to the Closing Date will have been so performed.

      Upon receipt by the Company of such certificates and documents, the Company will direct the Escrow Agent in writing to release to the Company the funds in the Escrow Account.

      If any of the conditions specified in this Section 8 will not have been fulfilled when and as required by this Agreement, this Agreement and all Placement Agent's obligations hereunder may be canceled at, or at any time prior to, the Closing Date by Placement Agent. Any such cancellation will be without liability on the Placement Agent's part. Notice of such cancellation will be given to the Company at the address specified in Section 12 hereof, in writing, or by telecopy or telephone confirmed in writing.

            9.     INDEMNIFICATION.

            (a) Subject to the  provisions of paragraphs (b) through (e) of this
Section 9: the Company agrees to indemnify and hold harmless Placement Agent and each person who controls Placement Agent within the meaning of the Act (collectively, the "PLACEMENT AGENT INDEMNIFIED PARTIES") against any losses, claims, damages or liabilities, joint or several, to which such Placement Agent Indemnified Party may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, (ii) the omission or alleged omission to state in the Offering Memorandum a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Company's breach of any of the representations and warranties in Section 1 of this Agreement or failure to comply with any of the provisions of Section 3 or
Section 6 of this Agreement; and will reimburse the Placement Agent Indemnified Parties for any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending any such claim, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to the Placement Agent in the preparation of the Offering Memorandum or (ii) is primarily the result of the Placement Agent's willful misconduct or gross negligence. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) The Company agrees to indemnify and hold harmless the Placement Agent Indemnified Parties, in the manner and to the extent provided in Paragraph
(a) of this Section 9; PROVIDED, HOWEVER, that no such indemnification by the Company of the Placement Agent Indemnified Parties will be permitted under this Agreement against any liability, loss or damage incurred by them in connection with any claim or settlement alleging federal or state securities law violations, unless such lawsuits alleging such claims are successfully defended and a court approves indemnification of litigation costs, unless such lawsuits are dismissed with prejudice on the merits, or unless such lawsuits are settled and a court approves the settlement and the indemnification.

            (c) The Placement Agent agrees to indemnify and hold harmless the Company and each person who controls the Company within the meaning of the Act (collectively, the "COMPANY INDEMNIFIED PARTIES"), against any losses, claims, damages or liabilities to which such respective Company Indemnified Party may become subject under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, (ii) the omission or alleged omission to state in the Offering Memorandum a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or (iii) the Placement Agent's breach of any of the representations and warranties in Section 2 of this Agreement or failure to comply with any of the provisions of Section 3 or Section 7 of this Agreement, with respect to clauses (i) or (ii) only, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to Placement Agent in the preparation of the Offering Memorandum; and will reimburse each such Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that Placement Agent may otherwise have.

            (d)  Promptly  after  receipt  by an  indemnified  party  under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify in writing the indemnifying party of the commencement thereof; and the omission so to promptly notify the indemnifying party will relieve it from any liability under this Section 9 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising out of the same general allegations or circumstances (other than such local counsel as may be employed by counsel to the indemnified parties to render legal advice with respect to the laws of, or legal services in, states or jurisdictions other than those states and jurisdictions in which counsel to the indemnified parties is admitted to practice law.) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and upon such assumption the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party will not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

            10. EFFECTIVE DATE. Provided that at least one counterpart of this Agreement will then have been executed and delivered, this Agreement will become effective upon delivery by the Company of telecopies, correspondence or other notification to the Placement Agent indicating the Offering Memorandum is released for distribution.

            11. SURVIVAL OF INDEMNITIES, WARRANTIES AND REPRESENTATIONS. The respective indemnity agreements of the Company and Placement Agent contained in
Section 9 hereof, and the representations and warranties of the Company and Placement Agent set forth herein, will remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Company or Placement Agent, or any controlling person referred to in Section 9, and will survive the delivery of and payment for the Shares, and any successor to the Placement Agent or the Company or of any such controlling person or any legal representative of any such controlling person, as the case may be, will be entitled to the benefit of the respective indemnity agreements.

            12. NOTICES. Except as is otherwise provided in this Agreement, (a) whenever notice is required by the Provisions of this Agreement or otherwise to be given to the Company, such notice will be in writing addressed to the Company at 20250 Century Blvd., Suite 300, Germantown, Maryland 20874, attention:
Charles Griffis; and (b) whenever notice is required by the provisions of this Agreement or otherwise to be given to Placement Agent, such notice will be in writing addressed to the Placement Agent at 810 W. Washington Blvd. Chicago, Illinois 60607, Attention: Michael Grady. Any notice referred to herein may be given in writing or by telecopy or telephone and if by telecopy or telephone will be immediately confirmed in writing. Notice (unless actual) will be effective upon mailing or telecopy transmission, as the case may be.

            13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement is made solely for the benefit of Placement Agent, the Company and the controlling persons referred to in Section 9 hereof, and their respective successors and assigns, and no other person will acquire or have any right by virtue or this Agreement, and the term "successors and assigns," as used in this Agreement, will not include any Purchaser.

            14. GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

            15. FURTHER CONDITIONS. Until the Closing Date, this Agreement may be terminated by the Placement Agent at its option by giving notice to the Company, if (a) the Company shall have become a party to any litigation which, in the opinion of counsel to the Placement Agent, could have a material adverse effect on the value of the assets or operation of the business of the Company,
(b) there shall have been, since the respective dates as of which information is in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, of the Company, which change in the Placement Agent's reasonable judgment shall render it inadvisable to proceed with the delivery of the Shares, (c) there shall have been any important change in market levels, major catastrophe, substantial change in national, international or world affairs, national calamity, postal strike, act of God or other event or occurrence which, in the Placement Agent's reasonable judgment, will materially disrupt the financial markets of the United States, or (d) a general banking moratorium shall have been declared by federal or state authorities.

            16. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            17. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the Placement Agent and the Company with respect to the subject matter hereof and terminates and supersedes all prior agreements and understandings between or among the Placement Agent and the Company with respect to the subject matter hereof.

            18. HEADINGS. The descriptive headings in this Agreement have been inserted for convenience only and do not constitute a part of this Agreement.

      IN WITNESS whereof, the parties have signed this Agreement as of the 9th day of October, 1998.

                                V-ONE CORPORATION




                                By: /s/ Charles B. Griffis
                                    -------------------------------------------
                                    Charles B. Griffis, Chief Financial Officer



LASALLE ST. SECURITIES, INC.



By:   /s/ Michael Grady
      -----------------------------
      Michael Grady, Vice President